UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

LGBTQ LOYALTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54867	80-0671280
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	of Incorporation)

2435 Dixie Highway
Wilton Manors, FL 33305

(Address of principal executive offices, including zip code)

(954) 947-6133

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 4, 2019 (the “Closing Date”), we entered into and closed a Securities Purchase Agreement (the “SPA”) with Pride Partners LLC (the “Purchaser”), a New York limited liability company, pursuant to which for a purchase price of $500,000, the Purchaser purchased $550,000 in principal amount of a 10% Original Issue Discount Senior Convertible Debenture (the “Debenture”) due 15 months following the date of issuance and an 18 month common stock purchase warrant (the “Warrant”) exercisable for up to 6,250,000 shares (subject to adjustment thereunder) of our common stock, $0.001 par value per share (the “Common Stock”). Pursuant to the SPA, the Purchaser was given an 18 month right of first refusal to participate in up to 50% of any subsequent financings by us. The SPA also provides that without the prior written consent of the Purchaser, from the Closing Date until the earlier of (i) the 15 month anniversary of the Closing Date and (ii) the date on which the Debenture has been converted or paid in full, neither we nor any subsidiary of ours may issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or common stock equivalents, except for Exempt Issuances (as such term is defined in the SPA), unless 50% of the proceeds from such issuance are used towards an Optional Redemption (as such term is defined in the Debenture) of the Debenture pursuant to the terms thereof, provided further, however, that at such time that all of the Registrable Securities (as such term is defined in the June 4, 2019 Registration Rights Agreement (the “Registration Rights Agreement”) between the Company and the Purchaser) have been registered on the Registration Statement (as such term is defined in the Registration Rights Agreement), only 10% of the proceeds from such issuance need to be used towards an Optional Redemption.

The SPA further provides that, without the written consent of the Purchaser, from the Closing Date through the date on which the Purchaser no longer holds any Warrants, the Company shall be prohibited from effecting or entering into any agreement to effect any issuance by the Company or any of its subsidiaries of Common Stock or common stock equivalents involving a variable rate transaction except for Exempt Issuances (as such term is defined in the SPA).

In connection with the SPA, on June 4, 2019, each of our officers and directors entered into Lock-Up Agreements (the “Lock-Up Agreements”) with us wherein they agreed not to sell any Common Stock owned by them or their affiliates during the period ending on the longer of (i) the 180 day anniversary of the Closing Date, or (ii) 90 days following the effective date of the registration statement required to be filed under the Registration Rights Agreement between us and the Purchaser. Certain shares owned by our president, Brian Neal, were exempted from the Lock-Up Agreement. Such exempted shares were, however, subject to a June 4, 2019 Leak-Out Agreement (the “Leak-Out Agreement”) which prohibits sales of such exempted shares in amounts which exceed 5% of the trading volume for our Common Stock during any day in which sales of exempted shares are sold.

Subject to earlier conversion or redemption, the Debenture is due on September 4, 2020 (the “Maturity Date”). At any time after June 4, 2019, the Debenture is convertible, in whole or in part, into shares of Common Stock (the “Conversion Shares”) at the option of the holder, at any time and from time to time (subject to a 4.99% beneficial ownership limitation). If, on the Maturity Date, the outstanding principal balance of the Debenture is $50,000 or less, the Debenture, including all accrued and unpaid interest then due thereon, is automatically convertible into Common Stock. Subject to adjustment, the per share conversion price for the Debenture on any conversion date is the lesser of (i) $0.1069 or (ii) 85% of the lowest single trading date volume weighted average price for our Common stock during the 5 trading days prior to the conversion date. No later than the earlier of (i) 2 trading days after our receipt of a notice of conversion and (ii) the number of trading days comprising the standard settlement period after our receipt of a notice of conversion, we are required to deliver Conversion Shares which, when permitted under applicable securities laws, will be delivered free of restrictive legends and trading restrictions. In the event that we fail to deliver Conversion Shares by the applicable delivery date, the holder may rescind such conversion until such time that the Conversion Shares are received by the holder. Our failure to timely deliver Conversion Shares subjects us to the payment of liquidated damages to the holder as well as buy-in liability under circumstances where the holder is required to purchase Common Stock in the open market in satisfaction of a sale by the holder of Conversion Shares which the holder was entitled to receive. We are required to reserve and keep available from our authorized and unissued shares of Common Stock a sufficient number of shares to cover conversions of the Debenture. The number and amount of Conversion Shares issuable upon conversion is subject to adjustment in the event of stock splits and stock dividends. The Debenture also provides for full ratchet anti-dilution price adjustments under circumstances where, during the term of the Debenture, we issue Common Stock or common stock equivalents, exclusive of Exempt Issuances, at prices below the then applicable Debenture conversion price. The Debenture further provides for adjustments in the event of certain rights offerings, pro rata distributions to shareholders and fundamental transactions. The Debenture is subject to optional redemption by us, for cash, in whole or in part, upon 20 trading days prior written notice by us but only in the event, unless waived by the holder, we satisfy the Equity Conditions (as such term is defined in the Debenture) during such 20 trading day period. Penalty interest is payable by us if we fail to effect an optional redemption by the applicable optional redemption date. The Debenture subjects us to negative covenants while the Debenture is outstanding.

The Debenture contains standard events of default. Upon an event of default, the outstanding principal amount of the Debenture, plus all accrued but unpaid interest, liquidated damages and other amounts owing through the date of default, becomes, at the holder’s election, immediately due and payable in cash at the Mandatory Default Amount (as such term is defined in the Debenture), and the annual rate of interest on the Debenture increases to the lesser of 18% per annum or the maximum rate permitted by law.

The Warrant entitles the Purchaser or its assigns to purchase, subject to a 4.99% beneficial ownership limitation, up to 6,250,000 shares (the “Warrant Shares”) of our Common Stock (subject to adjustment as provided therein) at a per share exercise price equal to the lesser of (i) $0.1069 Date) or (ii) 75% of the lowest single trading day volume weighted average price for our Common Stock during the 5 trading days prior to the exercise date. If the Warrant is fully exercised, we will receive an aggregate of approximately $668,000 in gross proceeds. We are required to deliver Warrant Shares in the same manner and with similar consequences for delivery failures applicable to the Debenture.

We are required to reserve and keep available from our authorized and unissued shares of Common Stock a sufficient number of shares to cover exercises of the Warrant. The number and amount of Warrant Shares issuable upon exercise is subject to adjustment in the event of stock splits and stock dividends. The Warrant also provides for full ratchet anti-dilution conversion price protection under circumstances where, during the term of the Warrant, we issue Common Stock or common stock equivalents, exclusive of Exempt Issuances, at prices below the then applicable Warrant exercise price. The Warrant also gives the holder the right, in the event that during the term of the Warrant we issue variable price securities, exclusive of Exempt Issuances, to substitute the variable price formula of the variable price securities for the then applicable Warrant exercise price. The Warrant further provides for price adjustments in the event of certain rights offerings, pro rata distributions to shareholders and fundamental transactions.

Provided that each of the Equity Conditions (as such term is defined in the Warrant) have been met for at least the 10 trading days prior to the date on which we make a Company Demand (as hereinafter defined), we have the right to demand (a “Company Demand”) that the holder exercise a portion of the Warrant as follows:

Demand Period	Dollar Amount of Warrant Shares*
From the 120th day after June 4, 2019 through the 150th day after June 4, 2019:	$125,000 of Warrant Shares
From the 150th day after June 4, 2019 through the 180th day after June 4, 2019:	$125,000 of Warrant Shares
From the 180th day after June 4, 2019 through the 210th day after June 4, 2019:	$125,000 of Warrant Shares
From the 210th day after June 4, 2019 through the 240th day after June 4, 2019:	$125,000 of Warrant Shares
From the 240th day after June 4, 2019 through the 270th day after June 4, 2019:	$125,000 of Warrant Shares

*	Assumes that the Warrant is exercisable for at least $625,000 of Warrant Shares.

We have the right to make two demands during each of the demand periods. Upon receipt of a demand, the holder has up to 15 trading days to exercise the portion of the Warrant subject to the demand (provided, that if the holder reasonably believes that the demand was not made in accordance with the terms of the Warrant, the holder can provide notice to us of its reasonable belief and will have no obligation to exercise the Warrant pursuant to our demand until the grievance is resolved in accordance with the terms of the transaction documents). If during any demand period (and with respect to the first demand period, if at any time between June 4, 2019 and the first demand period), the holder will have voluntarily exercised a portion of the Warrant (i.e., outside of a Company Demand), the maximum amount which may be subject to a demand during such demand period will be proportionately reduced by the dollar amount of Warrant Shares exercised during such demand period. If we fail to make a demand during a demand period (whether because we elect not to make such a demand or as a result of a failure to meet all of the Equity Conditions), we forfeit our ability to make a demand with respect to the dollar amount of Warrant Shares associated with such demand period. All requests for exercise provided by us to the holder are subject to the 4.99% beneficial ownership limitation.

Pursuant to the SPA, on June 4, 2019 we entered into the Registration Rights Agreement with the Purchaser. Pursuant thereto we are required to file a registration statement or registration statements with respect to (i) the Conversion Shares, (ii) the Warrant Shares, (iii) any additional shares required to be registered pursuant to the anti-dilution provisions of the Debenture and the Warrant, (iv) any shares required to be registered in connection with the Debenture and Warrant as the result of the impact of stock splits, stock dividends, recapitalizations and similar transactions (such shares being registered pursuant to (i), (ii), (iii) and (iv) above being collectively referred to as the “Registrable Securities”), (v) up to 53,000,000 shares (the “Initially Registrable Maxim Securities”) of Common Stock issuable to the Purchaser as the assignee of Maxim Partners LLC, as the result of the conversion of up to 53,000 shares of our Series C Preferred Stock and (vi) up to 17,666,666 shares of Common Stock owned by our president, Brian Neal (the “Neal Shares”). The Neal Shares are subject to the Leak-Out Agreement described above. We are required to file the initial registration statement for the registration of the Registrable Securities, Initially Registrable Maxim Securities and Neal Shares within 30 days of June 4, 2019 and to have such registration statement declared effective within 65 days of June 4, 2019 in the event of a no review of the registration statement by the Securities Exchange Commission (the “Commission”). In the event of a full review by the Commission, we are required to have the initial registration statement declared effective within 150 days of June 4, 2019.

We are required to keep all registration statements filed under the Registration Rights Agreement continuously effective under the Securities Act of 1933, as amended, (the “Securities Act”) until the date that all of the Registrable Securities covered thereby (i) have been sold thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner of sale restrictions pursuant to Rule 144 and without the requirement for us to be in compliance with the current public information requirement of Rule 144.

Notwithstanding any other provision of the Registration Rights Agreement, if the Commission sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular registration statement as a secondary offering (and notwithstanding that we used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities and other securities to be registered on such registration statement will be reduced as follows:

●	First, we will reduce or eliminate any securities to be included other than Registrable Securities, the Initially Registrable Maxim Securities and the Neal Securities;

●	Second, we will proportionately reduce the Initially Registrable Maxim Securities and the Neal Securities to be registered on behalf of Maxim and Brian Neal;

●	Third, we will reduce Registrable Securities represented by Warrant Shares; and

●	Fourth, we will reduce Registrable Securities represented by Conversion Shares.

In the event we are required to amend the initial registration statement in accordance with the foregoing, we will use our best efforts to file with the Commission, as promptly as allowed by the Commission, one or more registration statements to register for resale those Registrable Securities that were not registered for resale on the initial registration statement, as amended.

If, in connection with our obligations under the Registration Rights Agreement an Event (as such term is defined in the Registration Rights Agreement) takes place, and such Event continues beyond any stated period set forth in the Registration Rights Agreement, then, in addition to any other rights the holders of Registrable Securities may have under the Registration Rights Agreement or under applicable law, on each such date and on each monthly anniversary thereof (if the Event has not been cured by such date) until the Event is cured, we are required to pay to each holder an amount, in cash, as partial liquidated damages, equal to the product of 1% multiplied by the aggregate subscription amount paid by the holder pursuant to the SPA. The maximum aggregate amount of partial liquidated damages payable to a holder under the Registration Rights Agreement is 8% of such aggregate subscription amount paid by the holder. Failure to timely pay partial liquidated damages as provided above requires us to pay interest at the rate of 18% per annum (or such lesser maximum amount permitted by applicable law) on the cash amount due.

The Registration Rights Agreement also contains indemnification and contribution provisions. The Registration Rights Agreement further provides that without the prior written consent of the Purchaser, other than the Initially Registrable Maxim Securities and the Neal Securities, neither we nor any of our security holders (other than the holders in such capacity pursuant to the Registration Rights Agreement) may include securities of ours in any registration statements required by the Registration Rights Agreement other than the Registrable Securities. Further, without the prior written consent of the Purchaser, we may not file any other registration statements until all of the Registrable Securities are registered pursuant to one or more registration statements that are declared effective by the Commission. The Registration Rights Agreement also provides for the grant of piggyback registration rights to the holders of Registrable Securities.

On June 3, 2019 we filed a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C COD”) with the Delaware Secretary of State to create a new class of preferred stock, $0.001 par value per share, designated Series C Convertible Preferred Stock (“Series C Preferred Stock”) and authorized the issuance of up to 129,559 shares of Series C Preferred Stock. On the Closing Date, all of the 129,559 shares of Series C Preferred Stock were issued to Pride Partners LLC, the assignee of Maxim Partners LLC. The Series C Preferred Stock has no voting or other rights other than the right to receive dividends on a pari passu basis with holders of our Common Stock, the right to receive assets in the event of liquidation, dissolution or winding up on a pari passu basis with holders of our Common Stock and the right to convert into common stock. The stated value of each share of Series C Convertible Preferred for purposes of conversions is $1,000 (the “Stated Value”).

Each share of Series C Preferred Stock is convertible, at any time and from time to time, at the option of the holder thereof, into that number of shares of Common Stock (subject in each case to a 4.99% beneficial ownership limitation) determined by dividing the Stated Value of such share of Series C Preferred Stock by the Series C Preferred Stock conversion price of $1.00 per share. Consequently, each Share of Series C Preferred Stock is presently convertible into 1,000 shares of Common Stock.

We are required to deliver shares of Series C Preferred Stock after each conversion date in the same manner and with similar consequences for delivery failures applicable to the Debenture and the Warrant.

Not later than two trading days after each conversion date we are required to deliver to the converting holder the number of conversion shares being acquired upon the conversion of the Series C Preferred Stock, which conversion shares shall, subject to applicable securities laws, be issued free of restrictive legends and trading restrictions. In the event we fail to deliver Series C Preferred Stock conversion shares by the applicable share delivery date, the holder may rescind any requested conversion and we will be subject to penalties in the form of partial liquidated damages. We will, under certain circumstances, also be subject to buy-in liability should the holder have to purchase shares of Common Stock in the open market in satisfaction of a sale by holder of convertible shares that the holder was entitled to receive by the share delivery date.

Pursuant to the Series C COD, we are required to reserve and keep available out of our authorized and unissued shares of Common Stock sufficient shares for the sole purpose of issuance upon conversion of the Series C Preferred Stock.

The Series C COD provides for conversion price adjustments in the event of stock dividends, stock splits and similar transactions. It also provides for certain adjustments in connection with subsequent rights offerings, pro rata distributions to holders of our Common Stock and fundamental transactions.

On June 4, 2019 we entered into a Securities Exchange Agreement with Maxim Partners LLC (the “Holder”) pursuant to which the Holder exchanged 129,558,574 shares of Common Stock for 129,559 shares (the “Exchange Shares”) of our Series C Preferred Stock (the “Share Exchange”). At the request of the Holder, the Exchange Shares were issued to Holder’s assignee, the Purchaser. The Purchaser is an affiliate of the Holder. For purposes of this disclosure, when applicable, reference to the Holder includes references to Purchaser, as the assignee of the Holder. Pursuant to the SE Agreement, we have granted the Holder registration rights with respect to the Exchange Shares. We have agreed to file a registration statement within 30 days of June 4, 2019 covering the resale of 53,000,000 shares of Common Stock issuable upon conversion of 53,000 Exchange Shares and to use our best efforts to cause the registration statement (which is the registration statement pursuant to which the Registrable Securities, as such term is defined in the Registration Rights Agreement, are to be registered) to be declared effective under the Securities Act within 65 days of June 4, 2019 in the event of a no review by the Commission and within 150 days of June 4, 2019 in the event of a full review by the Commission and to keep such registration statement effective under the Securities Act until the earlier of (i) the date on which the Holder may sell all 53,000,000 shares, or the remaining portion thereof, without restriction by the volume limitation of Rule 144 under the Securities Act, or (ii) all such 53,000,000 shares covered by such registration statement have been sold.

In addition to the registration requirement immediately above, we have agreed, upon the written demand of the Holder, to use our commercially reasonable best efforts to register under the Securities Act, all or any portion of the 53,000,000 shares, if any, not then registered or sold (the “Initial Balance Shares”). On each occasion, we will use our commercially reasonable best efforts to file a registration statement covering the Initial Balance Shares within thirty days after receipt of a demand notice and use our best efforts to have such registration statement declared effective as soon as possible thereafter. The demand notice will specify the number of shares proposed to be sold by Holder and the intended method(s) of distribution thereof. In connection therewith, the Holder has agreed that it will not make any demand for registration of such shares until such time as the initial registration statement has been declared effective by the Commission.

Beginning on or after September 4, 2020, the Holder may provide a written demand to us to register for resale the 76,559,000 shares of Common Stock issued upon conversion of 76,559 shares of Series C Preferred Stock owned by Holder. Upon receipt of a written demand of the Holder, we have agreed to use our best efforts to register under the Securities Act all or any portion of such 76,559,000 shares as requested by the Holder that have not been previously registered or are not eligible for resale pursuant to Rule 144 without volume restrictions or current public information requirements. On each occasion, we will use our best efforts to file a registration statement covering the 76,559,000 shares or portion thereof requested by the Holder within thirty calendar days after receipt of a demand notice and use our commercially reasonable best efforts to have such registration statement declared effective as soon as possible thereafter. The demand notice shall specify the portion of the 76,559,000 shares proposed to be sold by Holder and the intended method(s) of distribution thereof. In connection therewith, the Holder has agreed that all such demand registrations will be permitted to include for resale by Brian Neal, such number of shares equal to one-third (1/3) of the portion of the 76,559,000 shares that were included in the Holder’s written demand for registration. We will not be obligated to effect more than three demand registrations per calendar year, with no demand registrations required to be effected within 3 months of a previously effected demand registration.

In addition, if there is not an effective registration statement covering all of the shares required to be registered as provided above and we have determined to prepare and file with the Commission a registration statement relating to an offering for our own account or the account of others under the Securities Act of any of our equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with our stock option or other employee benefit plans, then we will deliver to the Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, the Holder shall so request in writing, we will include in such registration statement all or any part of such shares issuable upon conversion of then outstanding shares of Series C Preferred Stock that the Holder requests to be registered; provided, however, that we will not be required to register any shares that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective registration statement that is available for resales or other dispositions by the Holder.

All fees and expenses incident to the registration requirements set forth in the SE Agreement shall be borne by us whether or not any securities are sold pursuant to a registration statement.

The SE Agreement further provides that upon the execution thereof, for a period of twenty four months, Maxim Group LLC will have a right of first refusal to act as lead managing underwriter, book runner and/or lead placement agent for any and all future public and private equity, equity-linked or debt (excluding commercial bank debt) offerings undertaken during such period by us, or any successor or subsidiary of ours.

The foregoing descriptions of the SPA, Debenture, Warrant, Registration Rights Agreement, SE Agreement, Series C COD, Lock-Up Agreement and Leak-Out Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 3.1 and are incorporated by reference herein.

On June 4, 2019 we entered into a Management and Consulting Agreement (the “Beacon Consulting Agreement”) effective as of May 1, 2019 with Beacon Media Interactive, Inc., a Wyoming corporation (the “Consultant”). Pursuant to the Beacon Consulting Agreement, the Consultant is providing us with the services described in the Initial Statement of Work between us and the Consultant dated June 4, 2019. The services include three phases related to the launch and advancement of our LGBTQ Loyalty Preference Index, LGBTQ Loyalty Sponsorship Program and LGBTQ Loyalty Founding Partners Sponsorship Program. Phase 1, which commenced on May 1, 2019, has a duration of 60-90 days, Phase 2 a duration of 90-120 days, and Phase 3 a duration of 120-150 days. Consultant’s Services under the Beacon Consulting Agreement are being provided on an independent contractor basis. All of Consultant’s work product during the term of the Beacon Consulting Agreement, including works of authorship, programs, documents, products, and the materials or items prepared specifically for and delivered to us by the Consultant during the term of the Beacon Consulting Agreement, belong to us.

The Beacon Consulting Agreement terminates upon the completion of the three phases unless (i) extended by us and Consultant in writing, or (ii) earlier terminated by either us or Consultant for Cause (as such term is defined in the Beacon Consulting Agreement) or by Consultant for Good Reason (as such term is defined in the Beacon Consulting Agreement). In the event that a phase of work is not completed within the maximum time allocated to such phase, we can terminate the Beacon Consulting Agreement for Cause. As set forth in the Compensation Addendum to the Beacon Consulting Agreement, we are compensating Consultant for its services through monthly payments of cash and stock, in amounts which are based, in part, on the timelines under which each of the phases of work is completed. To the extent phases are completed ahead of the maximum time allotted to such phase, the Consultant earns a bonus payable in the form of Common Stock.

For Phase 1 services, we are paying Consultant $30,000 per month in a combination of cash and stock. All stock issuances will be made at a price equal to the lesser of (i) $0.10 per share and (ii) the average closing sale price for our Common Stock on our principal trading market for the last 5 trading days of the month in which the services being compensated for were rendered. If Phase 1 is not completed within 75 days, Consultant will receive an aggregate of $45,000 in cash ($15,000 per month) and $45,000 in stock ($15,000 per month) for services performed during the 90 day term of Phase 1. If Phase 1 is completed within 75 days, Consultant will receive an aggregate of $30,000 in cash ($15,000 per month) and $70,000 in stock ($15,000 per month plus a $40,000 stock bonus).

For Phase 2 services we are paying Consultant $38,000 per month. If Phase 2 is not completed within 90 days, Consultant will receive an aggregate of $76,000 in cash ($19,000 per month) and $76,000 in stock ($19,000 per month) for services performed during the 120 day term of Phase 2). If Phase 2 is completed within 90 days, Consultant will receive an aggregate of $57,000 in cash ($19,000 per month) and $107,000 in stock ($19,000 per month plus a $50,000 stock bonus).

For Phase 3 services we are paying Consultant $38,000 per month. If Phase 3 is not completed within 120 days, Consultant will receive an aggregate of $95,000 in cash ($19,000 per month) and $95,000 in stock ($19,000 per month) for services performed during the 150 day term of Phase 3. If Phase 3 is completed within 120 days, Consultant will receive an aggregate of $76,000 in cash ($19,000 per month) and $126,000 in stock ($19,000 per month plus a $50,000 stock bonus).

For all phases of work, cash payments are payable monthly in advance and stock payments are payable monthly at the beginning of the month following each month of service. In addition to the monthly service fees in the form of cash, stock, and stock bonuses, Consultant may also earn other performance bonuses in the form of stock at the discretion of the Company’s Board of Directors.

On June 4, 2019 we also entered into a Restricted Stock Grant Agreement with the Consultant (the “Restricted Stock Agreement”), effective as of May 1, 2019. The Restricted Stock Agreement relates to the stock grants under the Beacon Consulting Agreement and contains standard investment representation and warranties of the Consultant.

The foregoing descriptions of the Beacon Consulting Agreement, Initial Statement of Work (including Compensation Addendum) and Restricted Stock Grant Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are filed herewith as Exhibits 10.8, 10.9 and 10.10 and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is set forth under Item 1.01 above and is hereby incorporated by reference in response to this Item 3.02. The Debenture, the Warrant, the shares of Series C Preferred Stock issued to Purchaser pursuant to the SPA and the related transaction documents were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit 3.1	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock of Registrant as filed with the Delaware Secretary of State on June 3, 2019

Exhibit 10.1	Securities Purchase Agreement, dated as of June 4, 2019, between Registrant and Pride Partners LLC

Exhibit 10.2	10% Original Issue Discount Senior Convertible Debenture of Registrant dated June 4, 2019 issued to Pride Partners LLC

Exhibit 10.3	Form of Common Stock Purchase Warrant of Registrant dated June 4, 2019 issued to Pride Partners LLC

Exhibit 10.4	Registration Rights Agreement dated as of June 4, 2019 between Registrant and Pride Partners LLC

Exhibit 10.5	Securities Exchange Agreement dated as of June 4, 2019 between Registrant and Maxim Partners LLC

Exhibit 10.6	Form of Lock-Up Agreement dated as of June 4, 2019

Exhibit 10.7	Leak-Out Agreement dated as of June 4, 2019 between Registrant and Brian Neal

Exhibit 10.8	Management and Consulting Agreement executed on June 4, 2019 between Registrant and Beacon Media Interactive, Inc.

Exhibit 10.9	Initial Statement of Work (including Compensation Addendum) executed on June 4, 2019 between Registrant and Beacon Media Interactive, Inc.

Exhibit 10.10	Restricted Stock Grant Agreement executed on June 4, 2019 between Registrant and Beacon Media Interactive, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ Loyalty Holdings, Inc.

Date: June 10, 2019	By:	/s/ Robert A. Blair
		Name:	Robert A. Blair
		Title:	Chief Executive Officer

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